UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 15, 2016

HEALTHWAYS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19364	62-1117144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Cool Springs Boulevard Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

(615) 614-4929
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
In the Annual Report on Form 10-K for the year ended December 31, 2015, Healthways, Inc. (the "Company") disclosed that on October 30, 2015, the Delaware Chancery Court (the "Court") entered an order that dismissed a case brought in 2012 by Milton Pfeiffer, a purported stockholder of the Company (the "Order") as moot. The Milton Pfeiffer complaint alleged, among other things, that the Company's Compensation Committee and Board of Directors (the "Board") violated the Company's 2007 Stock Incentive Plan by granting Ben R. Leedle, Jr., then Chief Executive Officer and President of the Company, certain discretionary performance awards in 2011 and 2012 (the "Pfeiffer Action"). The Board adopted resolutions to ratify the equity awards given to Mr. Leedle that were the subject of the Pfeiffer Action, and the Company sent notice of such ratification to stockholders on May 22, 2015 and May 25, 2015. The ratifications, which went unopposed, resolved the issues raised in the Pfeiffer Action. Accordingly, the Order dismissed the case as moot with prejudice with respect to Milton Pfeiffer but without prejudice to the proposed class. The Order preserved the right of counsel for Milton Pfeiffer to petition the Court for an award of fees. After negotiations, in order to eliminate the risk associated with the plaintiff's fee petition, the Company agreed to pay fees and expenses of plaintiff's counsel in the amount of $385,000 within ten days following the entry of an order closing the case. The order closing the case was entered on October 28, 2016 (the "Closing Order"). The Closing Order requires this disclosure to be made pursuant to the Court's rules. The fee has not been approved or ruled upon by the Court.
A copy of the Order is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In the Pfeiffer Action, plaintiff is represented by Brian E. Farnan and Michael J. Farnan of Farnan LLP, 919 N. Market Street, 12th Floor, Wilmington, DE 19801, (302) 777-0300 and Shannon L. Hopkins and Sebastian Tornatore of Levi & Korsinsky, LLP, 733 Summer Street, Suite 304, Stamford, CT 06901, (203) 992-4523; and defendants are represented by William M. Lafferty and D. McKinley Measley of Morris, Nichols, Arsht & Tunnell LLP, 1201 N. Market Street, Wilmington, DE 19801, (302) 658-9200 and Wallace W. Dietz, W. Brantley Phillips, Jr. and Joseph B. Crace, Jr. of Bass, Berry & Sims PLC, 150 Third Avenue South, Suite 2800, Nashville, TN 37201, (625) 742-6200.
The information in this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise explicitly stated in such filing.
Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits
Exhibit 99.1	Stipulation and [Proposed] Order Dismissing Action and Awarding Plaintiff's Counsel Attorneys' Fees and Expenses, dated October 24, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HEALTHWAYS, INC.

By:	/s/ Mary Flipse
Mary Flipse
Chief Legal Officer
Date:  November 15, 2016

EXHIBIT INDEX

Exhibit 99.1	Stipulation and [Proposed] Order Dismissing Action and Awarding Plaintiff's Counsel Attorneys' Fees and Expenses, dated October 24, 2016.